Sale of Merchant Card Servicing Business	12 Months Ended
Dec. 31, 2013
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Sale of Merchant Card Servicing Business

NOTE 28. SALE OF MERCHANT CARD SERVICING BUSINESS

We sold our existing merchant card servicing business for $4.8 million during the first quarter of 2013. Consequently, we terminated an agreement with our existing merchant processor and incurred a termination fee of $1.7 million. As a result of this transaction, we recognized a gain of $3.1 million in the first quarter of 2013. In conjunction with the sale of the merchant card servicing business, we entered into a marketing and sales alliance agreement with the purchaser for an initial term of ten years. The agreement provides that we will actively market and refer our customers to the purchaser and in return will receive a share of the future revenue. Future revenue is dependent on the number of referrals, number of new merchant accounts and volume of activity.